Exhibit 99.1	Certification by Chief Executive Officer and Chief Financial Officer

STATEMENT OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the “Form 10-Q”) of Eastern Virginia Bankshares (the “Company”), we Ned Stephenson, Chief Executive Officer of the Company, and Ronald L. Blevins, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(a)	the Form 10-Q fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934, as amended; and

(b)
the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and the results of operations of the Company as of and for the periods presented in the Form 10-Q.

By:	/s/ NED STEPHENSON	Date: 08/12/02
Ned Stephenson Chief Executive Officer

By:	/s/ RONALD L. BLEVINS	Date: 08/12/02
Ronald L. Blevins Chief Financial Officer

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